EXHIBIT 10.33

                           SECOND AMENDMENT AGREEMENT


          SECOND AMENDMENT AGREEMENT (this "AGREEMENT"), dated as of August 13, 1997, by and among RECOTON CORPORATION, a New York corporation (together with its successors and assigns, the "COMPANY"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY, MELLON BANK, N.A. (SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE LONG TERM INVESTMENT TRUST, AS DIRECTED BY JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, AND NOT IN ITS INDIVIDUAL CAPACITY), JOHN HANCOCK LIFE INSURANCE COMPANY OF AMERICA and MELLON BANK, N.A. (SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE NYNEX MASTER PENSION TRUST, AS DIRECTED BY JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, AND NOT IN ITS INDIVIDUAL CAPACITY) (collectively, the "NOTEHOLDERS").

                                    RECITALS:

          A. The Company has entered into that certain Note Purchase Agreement, dated as of January 6, 1997, as amended by that certain Amendment Agreement dated as of May 13, 1997 (the "EXISTING NOTE PURCHASE AGREEMENT" and, as amended hereby, the "AMENDED NOTE PURCHASE AGREEMENT" ), with the Noteholders, pursuant to which the Company originally issued and sold to the Noteholders an aggregate principal amount of $75,000,000 of the Company's Adjustable Rate Senior Notes due January 6, 2007.

          B. The Noteholders are the current holders of 100% of the Notes outstanding as of the date hereof (the "AMENDMENT DATE").

          C. The Company has requested that certain of the provisions in the Existing Note Purchase Agreement be amended, as more particularly provided herein.

          D. The Noteholders are agreeable, subject to the terms and conditions set forth below, to amending the Existing Note Purchase Agreement, and in connection therewith, the Company and the Noteholders have agreed to amend the Existing Note Purchase Agreement as set forth herein.

          E. Unless otherwise expressly provided for herein, capitalized terms used herein and defined in the Existing Note Purchase Agreement are used herein with the meanings ascribed to them in the Existing Note Purchase Agreement.

                                   AGREEMENT:

          NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS.

          The Company and, subject to the satisfaction of the conditions set forth in Section 4, the Noteholders hereby consent and agree to the following amendments to the Existing Note Purchase Agreement, such amendments to be deemed to have been in effect on and after the Closing Date:

                    (I) PARAGRAPH 6D - paragraph 6D shall be amended and restated in its entirety as follows:

                           6D. INTEREST EXPENSE COVERAGE. The Company will not permit the ratio of

                                        (i) Consolidated Adjusted Cash Flow for
                              any period of four consecutive complete fiscal quarters of the Company to

                                        (ii) Consolidated Interest Expense for
                              such period to be less than (a) if such period ends on or after the Closing Date and on or prior to September 30, 1997, 2.50 to 1.00, and (b) if such period ends after September 30, 1997, 3.50 to 1.00.

                    (II) PARAGRAPH 6E -- paragraph 6E shall be amended and restated in its entirety as follows:

                           6E. NET WORTH. The Company will not at any time permit Consolidated Tangible Net Worth to be less than

                                        (i) if such time is on or after the
                              Closing Date and before June 30, 1997,
                              $87,000,000,

                                        (ii) if such time is on or after June
                              30, 1997 and before December 31, 1997,
                              $88,000,000, and

                                        (iii) if such time is on or after
                              December 31, 1997, the sum of

                                                  (a) $90,000,000, plus

                                                  (b) the sum of the Annual Net
                                        Worth Increase Amounts for all fiscal
                                        years ended after the Closing Date.

                  "Annual Net Worth Increase Amount" means, for any fiscal year of the Company ended after December 31, 1996, the greater of
                  (a) 50% of Consolidated Net Income for such fiscal year and
                  (b) $0.

         SECTION 2.  AFFIRMATION.

         The Company hereby acknowledges and affirms all of its obligations under the terms of the Existing Note Purchase Agreement.

         SECTION 3.  WARRANTIES AND REPRESENTATIONS.

         To induce the Noteholders to enter into this Agreement, the Company warrants and represents to the Noteholders that as of the Amendment Date:

          3.1 ACTIONS PENDING. Except as set forth in Part 8C of Annex 3 to the Note Purchase Agreement, there is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries, or any Properties of the Company or any of the Subsidiaries, by or before any court, arbitrator or administrative or governmental body which might result in any material adverse change in the business, condition (financial or otherwise) or operations of the Company and the Subsidiaries taken as a whole.

          3.2 NO DEFAULTS. No Defaults or Events of Default exist under the terms of the Amended Note Purchase Agreement.

         SECTION 4.  CONDITIONS.

          The consent of the Noteholders to the amendments set forth in Section 1 shall be effective as of the Closing Date upon the execution hereof by the Company and the Required Holders and receipt of an executed copy of an acceptable waiver of any violations of covenants contained in the Bank Credit Agreement.

         SECTION 5.  MISCELLANEOUS.

          5.1 GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

          5.2 DUPLICATE ORIGINALS.

          Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by the Company and the Required Holders, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

         5.3  EFFECT OF THIS AGREEMENT.

          Except as specifically provided in this Agreement, no terms or provisions of the Existing Note Purchase Agreement have been modified or changed by this Agreement and the terms and provisions of the Existing Note Purchase Agreement, as amended hereby, shall continue in full force and effect.

         5.4  WAIVERS AND AMENDMENTS OF THIS AGREEMENT.

          Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         5.5  SECTION HEADINGS.

          The titles of the sections hereof appear as a matter of convenience only, do not constitute a part of this Agreement and shall not affect the construction hereof.

         5.6  COSTS AND EXPENSES.

          The Company shall pay promptly (and in any event within 30 days of receiving a statement therefor) all costs and expenses of the Noteholders related hereto, including, but not limited to, the statement for fees and disbursements of the Noteholders' special counsel for matters in connection with this Agreement. The obligations of the Company under this Section 5.6 shall survive the payment or prepayment of the Notes and the termination of the Amended Note Purchase Agreement.

         5.7  SURVIVAL.

          All warranties, representations, certifications and covenants made by the Company hereunder, or in any certificate or other instrument delivered pursuant hereto or thereto, shall be considered to have been relied upon by the Noteholders and shall survive the execution of this Agreement regardless of any investigation made by or on behalf of the Noteholders.

         5.8  SUBSIDIARY CONSENTS.

          The Company covenants to obtain an executed consent to this Agreement from each of its Subsidiaries that is a party to a Subsidiary Guaranty within ten days after the date hereof. This covenant shall be deemed to be an agreement of the type referred to in paragraph 7A(iv) of the Amended Note Purchase Agreement.

      [REMAINDER OF PAGE INTENTIONALLY BLANK. NEXT PAGE IS SIGNATURE PAGE.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by a duly authorized officer or agent thereof, as the case may be, as of the date first above written.

                                                          RECOTON CORPORATION



                                       By  /s/ Joseph Massot
                                       Name:  Joseph Massot
                                       Title: Treasurer & Assistant Secretary


The foregoing Agreement is hereby accepted as of the date first above written.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



By  /s/ Kevin J. Kraska
Name:  Kevin J. Kraska
Title: Vice President


JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY



By  /s/ Daniel C. Budde
Name:  Daniel C. Budde
Title: Senior Investment Officer


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



By  /s/ Daniel C. Budde
Name:  Daniel C. Budde
Title: Authorized Officer

[Signature page to the Amendment Agreement among Recoton
Corporation and the Noteholders listed  therein.]



MELLON BANK, N.A., SOLELY IN ITS CAPACITY AS                 The decision to participate in this investment,
TRUSTEE FOR THE LONG TERM INVESTMENT TRUST,                  any representations made herein by the
(AS DIRECTED BY JOHN HANCOCK MUTUAL LIFE INSURANCE           participant, and any actions taken hereunder
COMPANY), AND NOT IN ITS INDIVIDUAL CAPACITY                 by the participant  has/have been made solely
                                                             at the discretion of the investment fiduciary who
                                                             has sole  investment discretion with respect
                                                             to this investment.
By  /s/ Carole Bruno                                         [SEAL]
Name: /s/ Carole Bruno
Title:  Authorized Signatory


JOHN HANCOCK LIFE INSURANCE COMPANY OF AMERICA



By  /s/ Daniel C. Budde
Name:  Daniel C. Budde
Title:  Authorized Officer



MELLON BANK, N.A., SOLELY IN ITS CAPACITY AS                 The decision to participate in this investment,
TRUSTEE FOR THE NYNEX MASTER PENSION TRUST,                  any representations made herein by the
(AS DIRECTED BY JOHN HANCOCK MUTUAL LIFE INSURANCE           participant, and any actions taken hereunder
COMPANY), AND NOT IN ITS INDIVIDUAL CAPACITY                 by the participant  has/have been made solely
                                                             at the discretion of the investment fiduciary who
                                                             has sole  investment discretion with respect
                                                             to this investment.
By  /s/ Carole Bruno                                         [SEAL]
Name: /s/ Carole Bruno
Title:  Authorized Signatory


[Signature page to the Amendment Agreement among Recoton Corporation and the Noteholders listed therein.]